United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2010
(June 21, 2010)

ISORAY, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
 (Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

On June 21, 2010, IsoRay Medical, Inc. ("Medical"), a wholly owned subsidiary of IsoRay, Inc. (the "Registrant"), entered into a License Agreement (the "Agreement") with Hologic Inc. ("Hologic").  Under the Agreement, Medical received an exclusive worldwide license to Hologic's Gliasite Radiation Therapy System for intracavity radiation therapy of the brain.  The Agreement is terminable upon 90 days prior written notice by Medical or by either party following breach of the Agreement and a 30 day notice and cure period.

On June 23, 2010, the Registrant issued a press release announcing its entry into the Agreement, the text of which is attached hereto as Exhibit 99.1.

ITEM 9.01  Exhibits

(c)	Exhibits

10.59	License Agreement, dated effective June 14, 2010, by and between IsoRay Medical, Inc. and Hologic Inc. (confidential treatment requested for redacted portions)

99.1	Press release, dated June 23, 2010

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 23, 2010

IsoRay, Inc., a Minnesota corporation

By:	/s/ Dwight Babcock
Dwight Babcock, CEO